Exhibit 99.1

ERICKSON AIR-CRANE APPOINTS ERIC K. STRUIK AS NEW CHIEF FINANCIAL OFFICER

— Accomplished Global Finance Executive to Join Immediately —

PORTLAND, OREGON (September 9, 2013) – Erickson Air-Crane Incorporated (NASDAQ: EAC; “Erickson” or “the Company”), a leading global provider of aviation services to a diverse mix of commercial and government customers, and the vertically-integrated manufacturer and operator of the powerful heavy-lift Erickson S-64 Aircrane helicopter, announced today that Eric K. Struik has agreed to join the Company’s leadership team as its new Chief Financial Officer, effective September 9, 2013.

Udo Rieder, Chief Executive Officer of Erickson, commented, “We are very pleased to welcome Eric to our growing and energetic team of talented executives. He has a strong track record of performance in financial analysis, planning, forecasting, and strategic finance. In particular, his experience with managing complex financial operations for global organizations makes for a particularly good fit with Erickson’s vision for the future. We look forward to benefitting from his broad experience and leadership capabilities.”

Mr. Struik comes to Erickson with nearly 20 years of experience in finance, management, and executive leadership for global organizations. He most recently served as Vice President of Finance for Remy International, a leading worldwide manufacturer and distributor of power systems for the global light vehicle, commercial vehicle, and rail markets with more than $1.1 billion in annual revenue in 2012. Since 2011, he led Remy’s financial planning and analysis, treasury, and investor relations. He was involved in Remy’s capital markets initiatives, including mergers and acquisitions, as well as Remy’s NASDAQ listing in 2012.

Prior to his tenure with Remy International, Mr. Struik was Vice President of Finance and Investor Relations for Callaway Golf, a global leader in the manufacturing and distribution of technology-driven sporting goods equipment, with wide responsibilities across financial operations and investor relations. Prior to Callaway, Mr. Struik developed a deep and varied background in managing financial operations for manufacturing businesses, having held positions with Visteon, Lear, and Chrysler corporations.

Mr. Struik holds an undergraduate degree in Economics from the University of Michigan and received his MBA from Indiana University. He holds various financial certifications including Certified Management Accountant (CMA), Certified in Financial Management (CFM), and Chartered Financial Analyst (CFA). Mr. Struik grew up in Europe and Japan, and speaks French, Spanish, and some German.

Mr. Struik commented, “I’m excited to join Erickson, which I believe has an exceptional opportunity to emerge as one of world’s leading aviation services companies. I am proud to join this strong and growing executive team and share their vision for the future of the Company. I look forward to contributing to the capture of a powerful opportunity to create value in the business, for customers, partners, and our shareholders.”

The Company also recognized and thanked Chuck Ryan, its outgoing Chief Financial Officer, for his dedication to the Company and the contributions he has made to its growth and success. Mr. Ryan will continue to assist the Company on a transition basis through the end of 2013.

About Erickson Air-Crane Incorporated

Erickson is a leading global provider of aviation services to a diverse mix of commercial and government customers. Erickson currently operates a diverse fleet of 91 rotary-wing and fixed wing aircraft, including a fleet of 20 heavy-lift S-64 Aircranes. This fleet supports a wide and worldwide variety of government and commercial customers, across a broad range of aerial services, including critical supply and logistics for deployed military forces, humanitarian relief, firefighting, timber harvesting, infrastructure construction, and crewing. Erickson also maintains a vertical manufacturing capability for the S-64 Aircrane, related components, and other aftermarket support and maintenance, repair, and overhaul services for the S-64 Aircrane and other aircraft.

Founded in 1971, Erickson is headquartered in Portland, Oregon and maintains facilities and operations in North America, South America, the Middle East, Africa and Asia-Pacific. For more information, please visit www.ericksonaircrane.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are subject to substantial risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. You can identify forward-looking statements by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other comparable terminology. These forward-looking statements are based on management’s current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include: that we recently completed both the Air Amazonia and Evergreen Helicopters, Inc. (“EHI”) acquisitions and we may not realize the benefits of these acquisitions on a timely basis or at all; our ability to integrate these businesses successfully or in a timely and cost-efficient manner; our ability to successfully expand these businesses, enter new markets and manage international expansion; that we do not have extensive operating history in the aerial services segments, in the geographic areas, or with the types of aircraft historically operated by EHI and Air Amazonia; that the anticipated reduction in troops in Afghanistan in the near-term may adversely affect us; that we operate in certain dangerous and war-affected areas, which may result in hazards to our fleet and personnel; the hazards associated with our helicopter operations, which involve significant risks and which may result in hazards that may not be covered by our insurance or may increase the cost of our insurance; our safety record; our substantial indebtedness; that we and our subsidiaries may still incur significant additional indebtedness; our failure to obtain any required financing on favorable terms; compliance with debt obligations and our substantial indebtedness, which could adversely affect our financial condition and impair our ability to grow and operate our business; cancellations, reductions or delays in customer orders; our ability to collect on customer receivables; weather and seasonal fluctuations that impact aerial services activities; competition; reliance on a small number of large customers; the impact of short-term contracts; the availability and size of our fleet; the impact of government spending; the ability to attract and retain qualified personnel; the impact of environmental and other regulations, including FAA regulations and similar international regulations; our ability to accurately forecast financial guidance; our ability to convert backlog into revenues and appropriately plan expenses; worldwide economic conditions (including conditions in Greece and Italy); the fluctuation in the price of fuel; the impact of changes in the value of foreign currencies; and the risks of doing business in developing countries and politically or economically volatile areas; as well as other risks and uncertainties more fully described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K , our quarterly reports on Form 10Q, as well as the other reports we file with the SEC from time to time.

You should not place undue reliance on any forward-looking statements. Erickson Air-Crane assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information, except to the extent required by applicable laws.

Investor Relations Contact:

ICR, Inc.

James Palczynski

(203) 247-2095

jp@icrinc.com

or

Media Contact:

Erickson Air-Crane Incorporated

Brian Carlson

(503) 505-5884

bcarlson@ericksonaircrane.com

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